Exhibit 99.1

The J. M. Smucker Company

Unaudited Reportable Segments Supplemental Information

(Revised to Reflect the New Segment Profit Definition)

	Three months ended July 31,
	2013	2012
	(Dollars in millions)
Net sales:
U.S. Retail Coffee	$514.4	$520.8
U.S. Retail Consumer Foods	536.4	528.4
International, Foodservice, and Natural Foods	300.1	320.5

Total net sales	$1,350.9	$1,369.7

Segment profit:
U.S. Retail Coffee	$142.6	$118.0
U.S. Retail Consumer Foods	95.5	101.0
International, Foodservice, and Natural Foods	43.1	36.2

Total segment profit	$281.2	$255.2

Interest expense – net	(23.8)	(23.6)
Cost of products sold – special project costs	(1.5)	(4.0)
Other special project costs	(5.8)	(23.9)
Corporate administrative expenses	(65.2)	(56.5)
Unallocated derivative gains	4.6	19.7
Other income – net	—	0.4

Income before income taxes	$189.5	$167.3

Segment profit margin:
U.S. Retail Coffee	27.7%	22.7%
U.S. Retail Consumer Foods	17.8%	19.1%
International, Foodservice, and Natural Foods	14.4%	11.3%

Consistent with prior years, special project costs relate to specific restructuring, merger and integration, and pension settlement projects that are each nonrecurring in nature and can significantly affect the year-over-year assessment of operating results.

The J. M. Smucker Company

Unaudited Reportable Segments Supplemental Information

(Revised to Reflect the New Segment Profit Definition)

	Three months ended October 31,		Six months ended October 31,
	2013	2012	2013	2012
	(Dollars in millions)
Net sales:
U.S. Retail Coffee	$594.9	$622.5	$1,109.3	$1,143.3
U.S. Retail Consumer Foods	612.6	619.3	1,149.0	1,147.7
International, Foodservice, and Natural Foods	352.4	386.9	652.5	707.4

Total net sales	$1,559.9	$1,628.7	$2,910.8	$2,998.4

Segment profit:
U.S. Retail Coffee	$180.6	$162.0	$323.2	$280.0
U.S. Retail Consumer Foods	100.7	115.5	196.2	216.5
International, Foodservice, and Natural Foods	47.4	60.3	90.5	96.5

Total segment profit	$328.7	$337.8	$609.9	$593.0

Interest expense – net	(20.5)	(23.9)	(44.3)	(47.5)
Cost of products sold – special project costs	(2.3)	(2.4)	(3.8)	(6.4)
Other special project costs	(6.9)	(11.5)	(12.7)	(35.4)
Corporate administrative expenses	(67.2)	(66.0)	(132.4)	(122.5)
Unallocated derivative (losses) gains	(1.5)	(10.3)	3.1	9.4
Other (expense) income – net	(0.3)	0.5	(0.3)	0.9

Income before income taxes	$230.0	$224.2	$419.5	$391.5

Segment profit margin:
U.S. Retail Coffee	30.4%	26.0%	29.1%	24.5%
U.S. Retail Consumer Foods	16.4%	18.7%	17.1%	18.9%
International, Foodservice, and Natural Foods	13.5%	15.6%	13.9%	13.6%

Consistent with prior years, special project costs relate to specific restructuring, merger and integration, and pension settlement projects that are each nonrecurring in nature and can significantly affect the year-over-year assessment of operating results.

The J. M. Smucker Company

Unaudited Reportable Segments Supplemental Information

(Revised to Reflect the New Segment Profit Definition)

	Three months ended January 31,		Nine months ended January 31,
	2014	2013	2014	2013
	(Dollars in millions)
Net sales:
U.S. Retail Coffee	$578.9	$627.7	$1,688.2	$1,771.0
U.S. Retail Consumer Foods	557.8	581.3	1,706.8	1,729.0
International, Foodservice, and Natural Foods	328.8	350.6	981.3	1,058.0

Total net sales	$1,465.5	$1,559.6	$4,376.3	$4,558.0

Segment profit:
U.S. Retail Coffee	$181.1	$175.2	$504.3	$455.2
U.S. Retail Consumer Foods	105.0	106.1	301.2	322.6
International, Foodservice, and Natural Foods	42.6	50.4	133.1	146.9

Total segment profit	$328.7	$331.7	$938.6	$924.7

Interest expense – net	(18.4)	(23.8)	(62.7)	(71.3)
Cost of products sold – special project costs	(2.9)	(1.2)	(6.7)	(7.6)
Other special project costs	(7.1)	(6.8)	(19.8)	(42.2)
Corporate administrative expenses	(59.2)	(64.9)	(191.6)	(187.4)
Unallocated derivative gains (losses)	4.0	(0.5)	7.1	8.9
Other income (expense) – net	1.4	(0.5)	1.1	0.4

Income before income taxes	$246.5	$234.0	$666.0	$625.5

Segment profit margin:
U.S. Retail Coffee	31.3%	27.9%	29.9%	25.7%
U.S. Retail Consumer Foods	18.8%	18.3%	17.6%	18.7%
International, Foodservice, and Natural Foods	13.0%	14.4%	13.6%	13.9%

Consistent with prior years, special project costs relate to specific restructuring, merger and integration, and pension settlement projects that are each nonrecurring in nature and can significantly affect the year-over-year assessment of operating results.

The J. M. Smucker Company

Unaudited Reportable Segments Supplemental Information

(Revised to Reflect the New Segment Profit Definition)

	Three months ended April 30,		Year ended April 30,
	2014	2013	2014	2013
	(Dollars in millions)
Net sales:
U.S. Retail Coffee	$473.5	$535.5	$2,161.7	$2,306.5
U.S. Retail Consumer Foods	465.8	485.8	2,172.6	2,214.8
International, Foodservice, and Natural Foods	295.0	318.4	1,276.3	1,376.4

Total net sales	$1,234.3	$1,339.7	$5,610.6	$5,897.7

Segment profit:
U.S. Retail Coffee	$135.5	$148.6	$639.8	$603.8
U.S. Retail Consumer Foods	91.8	91.3	393.0	413.9
International, Foodservice, and Natural Foods	34.7	49.8	167.8	196.7

Total segment profit	$262.0	$289.7	$1,200.6	$1,214.4

Interest expense – net	(16.7)	(22.1)	(79.4)	(93.4)
Cost of products sold – special project costs	(2.7)	(3.9)	(9.4)	(11.5)
Other special project costs	(5.8)	(7.3)	(25.6)	(49.5)
Corporate administrative expenses	(60.3)	(62.2)	(251.9)	(249.6)
Unallocated derivative (losses) gains	(1.8)	(2.3)	5.3	6.6
Other income (expense) – net	9.0	(0.1)	10.1	0.3

Income before income taxes	$183.7	$191.8	$849.7	$817.3

Segment profit margin:
U.S. Retail Coffee	28.6%	27.8%	29.6%	26.2%
U.S. Retail Consumer Foods	19.7%	18.8%	18.1%	18.7%
International, Foodservice, and Natural Foods	11.8%	15.6%	13.1%	14.3%

Consistent with prior years, special project costs relate to specific restructuring, merger and integration, and pension settlement projects that are each nonrecurring in nature and can significantly affect the year-over-year assessment of operating results.